Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Equity Grant Procedures

The Corporation does not currently maintain a formal written policy regarding the timing of grants of options, stock appreciation rights or similar option-like instruments in relation to the disclosure of material non-public information (“MNPI”). In connection with the Company’s transition to being a “domestic issuer” under the U.S. federal securities laws, the Corporation is in the process of updating certain policies and procedures to comply with rules applicable to domestic issuers. Accordingly, the Corporation is implementing policies and procedures related to equity grants and timing of equity grants. The Corporation does not time the disclosure of MNPI for the purpose of affecting value of executive compensation.

MNPI Disclosure Timed for Compensation Value	false